SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

FORTUNE FINANCIAL, INC.
(Debtor-in-possession as of February 28, 2003)
(Exact Name of registrant as Specified in its Charter)

Florida	000-6764	59-1218935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Way
Suite 210
Ponte Vedra Beach, Florida 32082
(Address of Principal Executive Offices)

(904) 285-1747
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     As previously reported on a Form 8-K filed on March 12, 2003, Fortune Financial, Inc. (“FFI”) filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division (the “Court”) on February 28, 2003. The petition has been designated as Case Number 03-2026-3F1. Fortune continues to operate its business and manage its properties as debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code.

     On January 20, 2004, Fortune submitted to the Court its required Monthly Financial Report for the period from December 1, 2003 to December 31, 2003 (the “Report”). A copy of the Report as filed with the Court (without exhibits) is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The data and information contained in the Report is presented in a form prescribed by the Bankruptcy Code and for a period shorter or otherwise different than is required for reports filed pursuant to the Securities Exchange Act of 1934. Such information was not audited or reviewed by independent accountants and is subject to future adjustment and reconciliation. The Report was not prepared for the purpose of providing a basis for an investment decision in Fortune's common or preferred stock or debt. Fortune cautions investors that an investment in any of its securities is highly speculative.

     Fortune filed its Plan of Reorganization of Fortune Financial, Inc. and related disclosure statement (the “Disclosure Statement”) with the Court on June 27, 2003. On October 2, 2003, Fortune filed the Debtor’s Amended Plan of Reorganization (the “Plan”). Fortune believes existing equity securities, including its preferred and common stock, have and will have no value and accordingly the Plan does not provide Fortune’s existing equity holders with any distributions, including any interest in the reorganized Fortune. The Plan provides for the cancellation of all of Fortune’s common and preferred stock on the confirmation date.

     At the October 2, 2003 Court hearing on adequacy of the information contained in the Disclosure Statement, the Court orally approved the Disclosure Statement as containing adequate information and set a Court hearing for January 22, 2004 at 9:30 a.m. on considering confirmation of the Plan. On November 5, 2003, the Court entered its order approving the Disclosure Statement. Ballot packages were sent to all creditors and equity holders on November 20, 2003. All ballots were due on or before December 18, 2003. Because the Plan does not provide for any recovery for equity holders, equity holders will be deemed to have voted against the Plan and are not required or entitled to vote.

     Due to material uncertainties, it is not possible to predict the length of time that Fortune will operate under Chapter 11 protection, the outcome of such case, the effect of the proceedings on the business of Fortune or the potential for recovery by its creditors.

     Complete copies of Fortune's informational filings made with the Court, including the Report attached as Exhibit 99.1 to this Form 8-K, and the Plan and the Disclosure Statement are available to the public at the office of the Clerk of the Bankruptcy Court, 300 North Hogan Street, Suite 3-350, Jacksonville, Florida 32202. The main telephone number for the Clerk's office in Jacksonville is (904) 232-2852. The complete Report and the Plan and the Disclosure Statement can be ordered by calling Judicial Research and Retrieval Services, Inc. at (904) 356-9110.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Monthly Financial Report of the period from December 1,
2003 to December 31, 2003, as filed with the United States
Bankruptcy Court for the Middle District of Florida,
Jacksonville Division, in Jacksonville, Florida on
January 20, 2004, excluding exhibits.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE FINANCIAL, INC.

Date: February 5, 2004	By: /s/ J. JOHN WORTMAN
J. John Wortman
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Monthly Financial Report of the period from December 1,
2003 to December 31, 2003, as filed with the United States
Bankruptcy Court for the Middle District of Florida,
Jacksonville Division, in Jacksonville, Florida on
January 20, 2004, excluding exhibits.